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                                                                  EXHIBIT 10.38


                       SECOND LOAN MODIFICATION AGREEMENT


        This Second Loan Modification Agreement is entered into as of September 9, 1997, by and between VMARK SOFTWARE, INC. ("Borrower"), whose address is 50 Washington Street, Westborough, MA 01581, and SILICON VALLEY BANK, a California-based bank ("Bank"), with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, MA 02181, doing business under the name "Silicon Valley East."

1. DESCRIPTION OF EXISTING INDEBTEDNESS: Borrower is indebted to Bank pursuant to, among other documents, a certain Loan and Security Agreement dated as of May 3, 1996, as amended by a Loan Modification Agreement dated as of March 26, 1997, as may be amended from time to time (the "Loan Agreement") and a certain Amended and Restated Promissory Note dated as of May 3, 1996, as may be amended from time to time, evidencing a Committed Revolving Line in the maximum principal amount of Five Million Dollars ($5,000,000.00) (the "Revolving Facility").

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness." Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Indebtedness is secured by the Collateral as described in the Loan Agreement.

Hereinafter, the above-described Loan Agreement, together with all other documents securing repayment of the Indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

3.      DESCRIPTION OF CHANGE IN TERMS.

        A.      MODIFICATIONS TO LOAN AGREEMENT.

                (i) The Loan Agreement shall be amended by deleting the definition of "Committed Revolving Line" appearing in
                        Section 1.1 on Page 2 of the Loan Agreement, and inserting in lieu thereof the following text:

                                        ""Committed Revolving Line" means Ten
                                Million Dollars ($10,000,000.00)."




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                (ii)    The Loan Agreement shall be amended by deleting the
                        definition of "Eligible Foreign Accounts" appearing in
                        Section 1.1 on Page 3 of the Loan Agreement, and inserting in lieu thereof the following text:

                                        ""Eligible Foreign Accounts" means
                                Accounts with respect to which the account debtor does not have its principal place of business in the United States and that are (i) covered by credit insurance in form and amount, and by an insurer satisfactory to Bank, less the amount of any deductible(s) which may be or become owing thereon; or (ii) approved by the Bank in writing on a case-by-case basis." (iii) The Loan Agreement shall be amended by deleting the definition of "Revolving Maturity Date" appearing in Section 1.1 on Page 6 of the Loan Agreement, and inserting in lieu thereof the following text:

                                        ""Revolving Maturity Date" means June 5,
                                1998."

                (iv) The Loan Agreement shall be amended by inserting after the definition of "Schedule" appearing in Section 1.1 on Page 6 the following text:

                                        ""Secured Foreign Accounts" means
                                Accounts with respect to which (i) the account debtor does not have its principal place of business in the United States; (ii) would otherwise be Eligible Accounts; and (iii) are secured by a first perfected security interest acceptable to the Bank in all respects."

                (v) The Loan Agreement shall be amended by deleting in the first paragraph of Section 2.1 on Page 7 of the Loan Agreement the following text:

                                "For purposes of this Agreement, "Borrowing
                                Base" shall mean an amount equal to Eighty
                                Percent (80%) of Eligible Accounts."

                        And substituting in lieu thereof the following text:

                                "For purposes of this Agreement, "Borrowing
                                Base" shall mean an amount equal to the sum of:
                                (i) eighty percent (80%) of Eligible Accounts;
                                (ii) eighty percent (80%) of Eligible Foreign Accounts; and (iii) seventy percent (70%) of Secured Foreign Accounts."

                (vi) The Loan Agreement shall be amended by deleting in its entirety Subsection 2.6(a) on Page 11 of the Loan Agreement.

                (vii) The Loan Agreement shall be amended by deleting the last paragraph of Section 6.3 on Page 16 of the Loan Agreement, and inserting in lieu thereof the following text:

                                        "Bank shall have a right from time to
                                time hereafter to audit Borrower's Accounts at Borrower's expense, provided that such audits will be conducted no more often than annually unless an Event of Default has occurred and is continuing."



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                (viii)  The Loan Agreement shall be amended by deleting Section
                        6.8 on Page 16 of the Loan Agreement, and inserting in lieu thereof the following text:

                                "6.8 QUICK RATIO. Beginning on June 30, 1997, Borrower shall maintain, as of the last day of each calendar month, or as of the last day of each quarter if there are no Obligations outstanding, a ratio of Quick Assets to Current Liabilities (net of current Deferred Revenues) of at least 1.50 to 1.00."

                (ix)    The Loan Agreement shall be amended by deleting Section
                        6.9 on Page 16 of the Loan Agreement, and inserting in lieu thereof the following text:

                                        "6.9 TANGIBLE NET WORTH. Borrower shall
                                maintain, as of the last day of each calendar month, or as of the last day of each quarter if there are no Obligations outstanding, a Tangible Net Worth of not less than Twenty Million Dollars ($20,000,000.00) as of June 30, 1997,
                                which amount shall be increased at the end of each quarter thereafter by: (i) fifty percent (50%) of cumulative net income after June 30, 1997 PLUS (ii) one hundred percent (100%) of the cumulative proceeds of the issuances of shares of stock or other equity financings after June 30, 1997."

                (x)     The Loan Agreement shall be amended by inserting after
                        Section 6.12 on Page 17 of the Loan Agreement the following text:

                                        "6.13 MONEY MARKET ACCOUNT. Borrower
                                shall maintain a Money Market Account at the Bank with a minimum balance, at all times, of $2,000,000.00."

                (xi) The Loan Agreement shall be amended by deleting the notice provision appearing in Section 10 on Page 22 of the Loan Agreement as it pertains to the address of the Bank's counsel, and inserting in lieu thereof the following text:

                                        "Riemer & Braunstein
                                         Three Center Plaza
                                         Boston, MA 02108
                                         Attn: David A. Ephraim, Esquire
                                         FAX: (617)723-6831"

4. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness and Obligations secured thereby includes, without limitation, the Indebtedness.

5. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

6. NO DEFENSES OF BORROWER. Borrower agrees that it has no defenses against the obligations to pay any amounts under the Indebtedness.





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7.      CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Second Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Indebtedness pursuant to this Second Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Second Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Second Loan Modification Agreement. The terms of this paragraph apply not only to this Second Loan Modification Agreement, but also to all subsequent loan modification agreements.

8. JURISDICTION/VENUE. Borrower accepts for itself and in connection with its properties, unconditionally, the non-exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Second Loan Modification Agreement; provided, however, that if for any reason Bank cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California.


9. COUNTERSIGNATURE. This Second Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Second Loan Modification Agreement become effective until signed by an officer of Bank in California).

        This Second Loan Modification Agreement is executed as of the date first written above.


BORROWER:                                           BANK:

VMARK SOFTWARE, INC.               SILICON VALLEY BANK, doing business as
                                   SILICON VALLEY EAST

By:                                By:
   ----------------------------       ---------------------------------------
   Name:Charles F. Kane               Name:Andrew Tsao
   Title:Chief Financial Officer      Title:Vice President


                                   SILICON VALLEY BANK

                                   By:
                                      ---------------------------------------
                                      Name:Michael E. Jordan
                                      Title:Loan Officer
                                      (signed in Santa Clara County, California)
TCP/
56120/13
241805.1



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             FIRST AMENDMENT TO AMENDED AND RESTATED PROMISSORY NOTE


        This First Amendment to Amended and Restated Promissory Note (the "First Amendment") to a certain Amended and Restated Promissory Note dated as of May 3, 1996 (the "Note"), in the maximum principal amount of $5,000,000.00, made payable by VMARK Software, Inc. (the "Borrower"), to Silicon Valley Bank, a California-based bank ("Bank"), with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, Massachusetts 02181, doing business under the name "Silicon Valley East", is made this ninth day of September, 1997, in consideration of the covenants contained herein and the mutual benefits to be derived herefrom.

                              W I T N E S S E T H:

        WHEREAS, the Borrower has requested that the Bank amend certain terms of the Note, including, without limitation, to increase the maximum principal amount and to extend the "Maturity Date", as defined in the Note; and

        WHEREAS, the Bank has agreed to amend certain terms of the Note, subject to the terms and conditions stated herein.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Bank and the Borrower hereby agree as follows:

        1. The Note is hereby amended by deleting the following language appearing on page one of the Note:

                                "For value received, the undersigned, VMARK
                        SOFTWARE, INC., a Delaware corporation (the "BORROWER"), promises to pay to SILICON VALLEY BANK (the "BANK") at the office of the Bank located at 3003 Tasman Drive, Santa Clara, California 95054, or to its order, the lesser of (a) FIVE MILLION DOLLARS ($5,000,000) or (b) the outstanding principal amount hereunder, on June 5, 1997 (the "MATURITY DATE"), together with interest on the principal amount hereof from time to time outstanding at a fluctuating rate per annum equal to the Prime Rate (as defined below) until the Maturity Date, payable monthly in arrears on the fifth day of each calendar month occurring after the date hereof and on the Maturity Date." and by substituting therefor the following:

                                "For value received, the undersigned, VMARK
                        SOFTWARE, INC., a Delaware corporation (the "BORROWER"), promises to pay to SILICON VALLEY BANK (the "BANK") at the office of the Bank located at 3003 Tasman Drive, Santa Clara, California 95054, or to its order, the lesser of (a) TEN MILLION DOLLARS ($10,000,000) or (b) the outstanding principal amount hereunder, on June 5, 1998 (the "MATURITY DATE"), together with interest on the principal amount hereof from time to time outstanding at a fluctuating rate per annum equal to the Prime Rate



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                        (as defined below) until the Maturity Date, payable
                        monthly in arrears on the fifth day of each calendar month occurring after the date hereof and on the Maturity Date."

        2. Except as provided herein, all of the terms and conditions of the Note remain in full force and effect. Without limiting the foregoing, nothing contained herein shall be deemed to constitute a modification or waiver of the Bank's right to accelerate the payment of the Note upon the occurrence of an event of default under the Note, as amended hereby.

        3. The Borrower acknowledges, confirms, and agrees that the Bank and its representatives, including, but not limited to, its officers, employees and any independent contractors, has fulfilled all of its obligations under the Note and that the amount of principal recited herein, together with accrued interest, is due and owing as of the date of this First Amendment. The Borrower hereby represents and warrants that it has no defenses, off-sets, set-offs, claims, or counterclaims to the payment of its liabilities and obligations to the Bank as set forth in the Note, as amended hereby, with respect to any actions, inactions or statements of fact arising or existing prior and up to the date of this First Amendment and to the extent that the Borrower has any defense, off-sets, claims, set-offs, or counterclaims, the Borrower affirmatively WAIVES any such claim. The Borrower hereby RELEASES and forever discharges the Bank and its representatives from any and all claims, defenses, actions, causes of action, suits, controversies, agreements, provisions and demands in law or in equity which the Borrower ever had, now has or may have against the Bank or its representatives, including, but not limited to, claims relating to and arising out of the Note, as amended hereby, or the administration of the Note to date.

        4. THE BORROWER, TO THE EXTENT OTHERWISE ENTITLED THERETO, HEREBY IRREVOCABLY WAIVES ANY PRESENT OR FUTURE RIGHT OF THE BORROWER, TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY INITIATED BY THE BORROWER OR ANY GUARANTOR OF THE BORROWER'S LIABILITIES AND OBLIGATIONS, WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT OF, ANY RELATIONSHIP BETWEEN THE BORROWER AND THE BANK.

        5. The Borrower accepts for itself and in connection with its properties, unconditionally, the non-exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit, or proceeding of any kind against it which arises out of or by reason of this First Amendment; provided, however, that if for any reason the Bank cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California.

        6. This First Amendment shall become effective only when it shall have been executed by the Borrower and the Bank (provided, however, in no event shall this First Amendment become effective until signed by an officer of the Bank in California).

        This First Amendment is executed as of the date first written above.





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BORROWER:                                            BANK:

VMARK SOFTWARE, INC.               SILICON  VALLEY  BANK, doing business as
                                   SILICON VALLEY EAST


By:                                By:
   ----------------------------        ----------------------------------------
   Name: Charles F. Kane               Name: Andrew Tsao
   Title: Chief Financial Officer      Title: Vice President


                                   SILICON VALLEY BANK

                                   By:
                                       ----------------------------------------
                                       Name: Michael E. Jordan
                                       Title: Loan Officer
                                       (signed in Santa Clara County,
                                       California)
56120/13
242795.1




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